UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2023 (July 17, 2023)

LIV CAPITAL ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41269	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Torre Virreyes Pedregal No. 24, Piso 6-601 Col. Molino del Rey Mexico, CDMX	11040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +52 55 1100 2470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	LIVBU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	LIVB	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	LIVBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2023, the Board of Directors (the “Board”) of LIV Capital Acquisition Corp. II (the “Company”) appointed Jose Alverde Losada to serve on each of the Nominating Committee, Compensation Committee, and Audit Committee of the Company.

The Board determined that Mr. Alverde: (i) qualifies as an “independent director” pursuant to the rules of The Nasdaq Stock Market (the “Nasdaq”); (ii) qualifies as an “audit committee financial expert” pursuant to the rules of the U.S. Securities and Exchange Commission (the “SEC”); (iii) is financially literate, as required by the applicable rules and regulations of the Nasdaq; and (iv) otherwise meets the applicable requirements of the rules and regulations of the Nasdaq and/or the SEC for serving on the Committees to which he has been appointed.

Mr. Alverde has been a member of our board since July 1, 2022 and serves as the General Director at Desarrolladora A&L S. de R.L. de C.V., a Mexican company dedicated to the development of sustainable residential, commercial and office complexes, integrating all the factors of sustainability in the social, economic and environmental spheres.

Mr. Alverde has no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which he was selected as a director of the Company. In addition, there have been no transactions directly or indirectly involving Mr. Alverde that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As a result of Mr. Alverde’s appointments, the members of: (i) the Nominating Committee shall be (a) José Antonio Solano Arroyo; (b) Jose Alverde Losada; and (c) Javier Maurilio Nájera Muñoz; (ii) the Compensation Committee shall be: (a) José Antonio Solano Arroyo; (b) Jose Alverde Losada; and (c) Javier Maurilio Nájera Muñoz; and (iii) the Audit Committee shall be (a) José Antonio Solano Arroyo; (b) Jose Alverde Losada; and (c) Javier Maurilio Nájera Muñoz.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2023

LIV CAPITAL ACQUISITION CORP. II

By:	/s/ Alexander R. Rossi
Name:	Alexander R. Rossi
Title:	Chief Executive Officer and Chairman